DREYFUS MUNICIPAL INCOME, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of Dreyfus Municipal Income, Inc. (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor East, New York, New York, on Thursday, May 11, 2006 at 10:00 a.m., for the following purposes:

1. To elect (a) two Class I Directors to serve for a three-year term and (b) one Class II Director to serve a one year term, and until their successors are duly elected and qualified.

2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS MUNICIPAL INCOME, INC.

PROXY STATEMENT
Annual Meeting of Stockholders
to be held on Thursday, May 11, 2006

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Municipal Income, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Thursday, May 11, 2006 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 7th Floor East, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 6, 2006 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. It is essential that stockholders complete, date, sign and return the proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of March 6, 2006, the Fund had outstanding the following number of shares:

Common	Auction Preferred
Stock Outstanding	Stock Outstanding
20,589,320	4,000

     It is estimated that proxy materials will be mailed to stockholders of record on or about March 29, 2006. The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166. Copies of the Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-334-6899.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of the Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A and Series B. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund’s Board of Directors is divided into three classes with the term of office of one class expiring each year. The term of office of Class I Directors expires this year. There currently are three Class I Directors, two Class III Directors and one Class II Director. The Fund’s Charter and applicable law require that the number of Directors be apportioned among the classes as nearly equal as possible, and that, if the number of Directors is decreased, the remaining Directors must be apportioned among the classes to maintain the number of Directors in each class as nearly equal as possible without shortening the term of any incumbent Director. The current imbalance in the number of Directors with respect to Class II was the result of a Class II Director resigning upon reaching the age of 80 and becoming a Director Emeritus of the Fund. To keep the three classes of Directors as balanced as possible, at its meeting on January 26, 2006, the Fund’s Board voted to reduce the number of Class I Directors from three to two, and redesignate Lucy Wilson Benson, a Class I Director, as a Class

II Director, subject to her election by Fund stockholders at this meeting. Accordingly, Ms. Benson is not a nominee for reelection as a Class I Director, but is a nominee for election as a Class II Director.

     It is therefore proposed that stockholders of the Fund consider the election of two Class I Directors to serve for three-year terms and until their respective successors are duly elected and qualified. It is also proposed that stockholder of the Fund consider the election of one Class II Director to serve for a one year term and until her respective successor is duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Fund. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Continuing Directors, information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A.

     Under the terms of the Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two directors of the Fund. As such Directors, the APS holders elected Whitney I. Gerard in May 2004 as a Class II Director whose term expires in 2007, and George L. Perry in May 2005 as a Class III Director whose term expires in 2008. Currently, there are no APS designees proposed for election at this meeting.

     Holders of Common Stock and APS will vote together as a single class with respect to the election of Class I and Class II Directors of the Fund.

     The persons named as proxies on the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Directors are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As independent directors of investment companies, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

Nominees for Class I Director with Term Expiring in 2009

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
CLIFFORD L. ALEXANDER, JR. (72)	President of Alexander &	Mutual of America Life Insurance Company,
Class I Director (2003)	Associates, Inc., a management	Director
consulting firm (January 1981-
present)
Chairman of the Board of
Moody’s Corporation (October
2000-October 2003)

DAVID W. BURKE (69)	Corporate Director and Trustee	John F. Kennedy Library Foundation,
Class I Director (1994)		Director
U.S.S. Constitution Museum, Director

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Nominee for Class II Director with Term Expiring in 2007

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
LUCY WILSON BENSON (78)	President of Benson and	The International Executive Services
Class I Director (1988 - 2006)	Associates, consultants to	Corps., Director Emeritus
Class II Director (2006)	business and government	Citizens Network for Foreign Affairs,
Vice Chairperson
	(1980-present)	Council on Foreign Relations, Member
Lafayette College Board of Trustees,
Trustee Emeritus
Atlantic Council of the U.S., Director

     The Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, was attached as an exhibit to the proxy statement dated April 20, 2004.

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. Each nominating committee member is “independent” as defined by the American Stock Exchange. A copy of the Fund’s Nominating Committee Charter and Procedures was attached as an exhibit to the proxy statement dated April 20, 2004 (the “Nominating Committee Charter”). In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     The Fund’s audit committee met five times and its nominating committee met once. The Fund’s pricing and compensation committees did not meet during the Fund’s last fiscal year.

     Each Fund Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and attendance fees are allocated on the basis of net assets, with the Chairman of the Board of Directors, Joseph S. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for their expenses. In addition, the Fund has one Emeritus Directors, who is entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to him as a Director. The Fund does not pay any other remuneration to their officers or Directors, and does not have a bonus, pension, profit-sharing or retirement plan.

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     The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended September 30, 2005 and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee’s total compensation) for the year ended December 31, 2005, was as follows:

	Aggregate	Total Compensation from
	Compensation from	the Fund and Fund Complex
Name of Nominee	Fund*	Paid to Nominees (**)
Clifford L. Alexander	$1,321	$200,500 (63)
Lucy Wilson Benson	$1,321	$117,500 (40)
David W. Burke	$922	$287,500 (84)

* Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed Directors for attending Board meetings, which in the aggregate amounted to $2,830 for all Directors as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee serves as a Board member.

     For the Fund’s most recent fiscal year, the number of Board meetings held and the aggregate amount of compensation paid by the Fund to each Continuing Director and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth in Exhibit A. Certain other information concerning the Fund’s Directors and officers also is set forth in Exhibit A.

Required Vote

     The election of a Nominee for Director of the Fund requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on November 21, 2005, the Fund’s audit committee approved and the Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund, ratified the selection of Ernst & Young LLP (“E&Y”) as the Fund’s independent auditors for the fiscal year ending September 30, 2006. E&Y, a major international accounting firm, has acted as auditors of the Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2005, the Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the committee’s report is attached as Exhibit B to this proxy statement.

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Independent Auditor Fees and Services

     The following chart reflects fees paid to E&Y in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee. All services provided by E&Y were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$31,710/$34,374	None
Audit-Related Fees[2]	$20,500/$4,725	$0/$0
Tax Fees[3]	$2,610/$2,848	$0/$0
Aggregate Non-Audit Fees[4]	$0/$0	$1,009,324/$761,002

[1] Fiscal years ended September 30, 2004/September 30, 2005.
[2] Services to the Fund consisted of (i) agreed-upon procedures related to compliance with basic maintenance requirements for auction preferred stock; and (ii) security counts required by Rule 17f-2 under the 1940 Act.
[3] Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. fed-
eral, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and
(iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
[4] Rendered to the Fund and Service Affiliates.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of E&Y’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining E&Y’s independence.

     A representative of E&Y is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser. Mellon Bank, N.A., an affiliate of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as Custodian for the assets of the Fund. Mellon Bank, N.A. c/o Mellon Investor Services, located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope. The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax or by telephonic

5

instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by the Fund no later than December 7, 2006 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 20, 2007.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Mellon Investor Services, c/o Proxy Services Corporation, 200A Executive Drive, Edgewood, New Jersey 11717, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: March 15, 2006

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EXHIBIT A PART I

     Part I sets forth information regarding the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings and share ownership.

Continuing Class II and Class III Directors
with Terms Expiring in 2007 for Class II and 2008 for Class III

     The following table presents information about the Continuing Directors of the Fund, including their principal occupations and other board memberships and affiliations. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. The Fund’s Continuing Directors will continue to serve as Directors of the Fund after the meeting.

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations

JOSEPH S. DiMARTINO (62)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Chairman of the Board (1995)		Levcor International, Inc., an apparel fabric
Class III Director (1995)		processor, Director
Century Business Services, Inc., a provider
of outsourcing functions for small and
medium size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities, paper-
board mills and paperboard converting
plants, Director
Sunair Electronics, Inc., engages in the
design, manufacture and sale of high fre-
quency systems for long-range voice and
data communications, as well as provides
certain outdoor-related services to homes
and businesses, Director

WHITNEY I. GERARD (71)	Partner of Chadbourne & Parke	None
Class II Director (1995)	LLP
APS Designee (2000)

GEORGE L. PERRY (71)	Economist and Senior Fellow at	None
Class III Director (1989)	Brookings Institution
APS Designee (2002)

A-1

     The table below indicates the dollar range of each Continuing Director’s and Nominee’s ownership of shares of the Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

Aggregate Holding of
Funds in the
	Fund	Dreyfus Family of Funds
Name of Continuing	Common	for which Responsible
Director or Nominee	Stock	as a Board Member
Joseph S. DiMartino	None	Over $100,000
George L. Perry	None	None
Whitney I. Gerard	None	Over $100,000
Lucy Wilson Benson*	None	Over $100,000
David W. Burke*	None	Over $100,000
Clifford L. Alexander, Jr.*	None	Over $100,000

**Nominee.

     As of December 31, 2005, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD

• The Fund held six Board meetings and held five audit committee meetings during the last fiscal year.

• The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. None of the Directors attended last year’s annual meeting.

• All Continuing Directors and Nominees attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

Compensation Table. The aggregate amount of compensation paid to each Continuing Director by the Fund for the fiscal year ended September 30, 2005 and by all funds in the Dreyfus Family of Funds for which such Continuing Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director’s total compensation) for the year ended December 31, 2005, was as follows:

	Aggregate	Total Compensation from
Name of	Compensation from	the Fund and Fund Complex
Continuing Director	Fund*	Paid to Continuing Director (**)
Joseph S. DiMartino	$1,636	$833,262 (190)
Whitney I. Gerard	$1,321	$99,500 (38)
George L. Perry	$1,321	$99,000 (38)

*Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings, which in the aggregate amounted to $2,830 for all Directors as a group.

**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Board member serves.

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PART II
Part II sets forth information regarding the officers of the Fund.
Name and Position			Principal Occupation and Business
with Fund (Since)		Age	Experience For Past Five Years
STEPHEN E. CANTER
President (2000)		60	Chairman of the Board, Chief Executive Officer
			and Chief Operating Officer of Dreyfus, and an
			officer of 90 investment companies (comprised
			of 184 portfolios) managed by Dreyfus. Mr.
			Canter also is a Board Member and, where
			applicable, an Executive Committee Member of
			the other investment management subsidiaries
			of Mellon Financial Corporation, each of which
			is an affiliate of Dreyfus. He has been an
			employee of Dreyfus since May 1995.
STEPHEN R.	BYERS
Executive Vice	President (2002)	52	Chief Investment Officer, Vice Chairman and
			a Director of Dreyfus, and an officer of 90
			investment companies (comprised of 184
			portfolios) managed by Dreyfus. Mr. Byers
			also is an Officer, Director or an Executive
			Committee Member of certain other invest-
			ment management subsidiaries of Mellon
			Financial Corporation, each of which is an
			affiliate of Dreyfus. He has been an employee
			of Dreyfus since January 2000.
MARK N. JACOBS
Vice President (2000)		59	Executive Vice President, General Counsel
			and Secretary of Dreyfus, and an officer of 91
			investment companies (comprised of 200
			portfolios) managed by Dreyfus. He has been
			an employee of Dreyfus since June 1977.
JAMES WINDELS
Treasurer (2001)		47	Director - Mutual Fund Accounting of
			Dreyfus, and an officer of 92 investment com-
			panies (comprised of 202 portfolios) managed
			by Dreyfus. He has been an employee of
			Dreyfus since April 1985.
JOSEPH P. DARCY
Executive Vice President (2000)		49	Senior Portfolio Manager - Dreyfus Municipal
			Securities, and an officer of one investment
			company (comprised of one portfolio) man-
			aged by Dreyfus. He has been an employee of
			Dreyfus since May 1994.

A-3

Name and Position		Principal Occupation and Business
with Funds (Since)	Age	Experience For Past Five Years
MICHAEL A. ROSENBERG
Vice President and Secretary (2000)	45	Associate General Counsel of Dreyfus, and an
		officer of 91 investment companies (com-
		prised of 200 portfolios) managed by Dreyfus.
		He has been an employee of Dreyfus since
		February 1991.
ROBERT R. MULLERY
Vice President and Assistant Secretary (2000)	54	Associate General Counsel of Dreyfus, and an
		officer of 91 investment companies (comprised
		of 200 portfolios) managed by Dreyfus. He has
		been an employee of Dreyfus since May 1986.
JAMES BITETTO
Vice President and Assistant Secretary (2005)	39	Assistant General Counsel and Assistant
		Secretary of the Manager, and an officer of 91
		investment companies (comprised of 200
		portfolios) managed by Dreyfus. He has been
		an employee of Dreyfus since October 1996.
JONI LACKS CHARATAN
Vice President and Assistant Secretary (2005)	50	Associate General Counsel of the Manager,
		and an officer of 91 investment companies
		(comprised of 200 portfolios) managed by
		Dreyfus. She has been an employee of Dreyfus
		since October 1988.
JOSEPH M. CHIOFFI
Vice President and Assistant Secretary (2005)	44	Assistant General Counsel of the Manager,
		and an officer of 91 investment companies
		(comprised of 200 portfolios) managed by
		Dreyfus. He has been an employee of Dreyfus
		since June 2000.
JANETTE E. FARRAGHER
Vice President and Assistant Secretary (2005)	42	Associate General Counsel of the Manager,
		and an officer of 91 investment companies
		(comprised of 200 portfolios) managed by
		Dreyfus. She has been an employee of Dreyfus
		since February 1984.
JOHN B. HAMMALIAN
Vice President and Assistant Secretary (2005)	42	Associate General Counsel of the Manager,
		and an officer of 91 investment companies
		(comprised of 200 portfolios) managed by
		Dreyfus. He has been an employee of Dreyfus
		since February 1991.
JEFF PRUSNOFSKY
Vice President and Assistant Secretary (2003)	40	Associate General Counsel of Dreyfus, and an
		officer of 91 investment companies (com-
		prised of 200 portfolios) managed by Dreyfus.
		He has been an employee of Dreyfus since
		October 1990.

A-4

Name and Position		Principal Occupation and Business
with Funds (Since)	Age	Experience For Past Five Years
ERIK D. NAVILOFF
Assistant Treasurer (2002)	37	Senior Accounting Manager - Taxable Fixed
		Income Funds of Dreyfus, and an officer of 91
		investment companies (comprised of 200 port-
		folios) managed by Dreyfus. He has been an
		employee of Dreyfus since November 1992.
GAVIN C. REILLY
Assistant Treasurer (2005)	37	Tax Manager of the Investment Accounting and
		Support Department of Dreyfus, and an officer
		of 91 investment companies (comprised of 200
		portfolios) managed by Dreyfus. He has been an
		employee of Dreyfus since April 1991.
ROBERT S. ROBOL
Assistant Treasurer (2005)	41	Senior Accounting Manager — Money Market
		Funds of Dreyfus, and an officer of 91 invest-
		ment companies (comprised of 200 portfolios)
		managed by Dreyfus. He has been an employee
		of Dreyfus since October 1988.
ROBERT SVAGNA
Assistant Treasurer (2005)	38	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 91 investment
		companies (comprised of 200 portfolios) man-
		aged by Dreyfus. He has been an employee of
		Dreyfus since November 1990.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	48	Chief Compliance Officer of Dreyfus and The
		Dreyfus Family of Funds (92 investment com-
		panies, comprised of 202 portfolios). From
		November 2001 through March 2004, Mr.
		Connolly was first Vice-President, Mutual
		Fund Servicing for Mellon Global Securities
		Services. In that capacity, Mr. Connolly was
		responsible for managing Mellon’s Custody,
		Fund Accounting and Fund Administration
		services to third-party mutual fund clients. He
		has served in various capacities with Dreyfus
		since 1980, including manager of the firm’s
		Fund Accounting Department from 1997
		through October 2001.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

A-5

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of March 6, 2006, by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of March 6, 2006, the Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares. As of March 6, 2006, the following Directors and officers owned shares of common stock of the Fund as indicated below:

Directors	Number of Shares
None	0

Officers
None	0

The following persons are known to own beneficially 5% or more of the outstanding shares of Common Stock of the Fund or the outstanding shares of APS on March 6, 2006:
Pershing LLC	16.4286%
Pershing Div - Transfer Dept.
P.O. Box 2052
7th Floor
Jersey City, NJ 07303

National Financial Services	6.5576%
82 Devonshire Street
G10G
Boston, MA 02109

Citigroup Global Markets Inc.	6.4894%
333 West 34th Street - 3rd Floor
New York, NY 10001-2402

MLPF & S For the Sole Benefit	5.0008%
of its Customers
Attn: Fund Administration
A/C 97G65
4800 Deer Lake Dr E Fl 3
Jacksonville, FL 32246-6484

     Cede & Co. held of record approximately 90% of the outstanding Common Stock of the Fund and 100% of the outstanding shares of APS.

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Section 16(a) Beneficial Ownership Reporting Compliances

     To the Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2005. In making this disclosure, the Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission. The Fund believes that, during the fiscal year ended September 30, 2005, all filing requirements applicable to such persons were complied with except that Thomas F. Eggers, who became the President and a Director of Dreyfus on April 1, 2005, did not report on a timely basis in a Form 3 filing that he had no beneficial interest in the Fund as of the date he was appointed President and Director of Dreyfus. However, the failure to file was subsequently reported on the appropriate form during the fiscal year ended September 30, 2005.

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EXHIBIT B
Dreyfus Municipal Income, Inc.	November 21, 2005

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditor’s letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the Fund’s independent auditors the overall scope and plans for the audits. The committee met with the independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Funds’ internal controls, and the overall quality of the Funds’ financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2005. The committee and the board also have approved the selection of Ernst & Young LLP as the Funds’ independent auditors.

Lucy Wilson Benson, Audit Committee Chair
George L. Perry, Audit Committee Member
Clifford L. Alexander, Audit Committee Member
David W. Burke, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member
Whitney I. Gerard, Audit Committee Member
Arthur A. Hartman, Audit Committee Member